UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

SUMMIT HOTEL PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54273	27-2966616
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 South Minnesota Avenue, Suite 2
Sioux Falls, South Dakota 57105
(Address of Principal Executive Offices) (Zip Code)

(605) 361-9566
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.       Submission of Matters to a Vote of Security Holders.

On June 5, 2012, Summit Hotel Properties, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). There were 27,239,949 shares of common stock of the Company represented in person or by proxy at the meeting, constituting approximately 89.2% of the outstanding shares of common stock on April 16, 2012, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect six directors to the Company’s Board of Directors.

Name	For	Withheld	Broker Non-Votes
Kerry W. Boekelheide	23,000,941	1,547,286	2,691,722
Daniel P. Hansen	24,476,742	71,485	2,691,722
Bjorn R. L. Hanson	24,477,792	70,435	2,691,722
David S. Kay	24,308,913	239,314	2,691,722
Thomas S. Storey	24,307,142	241,085	2,691,722
Wayne W. Wielgus	24,307,863	240,364	2,691,722

All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the 2013 annual meeting of stockholders and until his successor is duly elected and qualified.

Proposal 2: To ratify the appointment of KPMG LLP.

For	Against	Abstain	Broker Non-Votes
27,193,414	41,756	4,779	N/A

At the Annual Meeting, stockholders ratified the appointment of KPMG LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2012.

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
24,267,800	252,109	28,318	2,691,722

At the Annual Meeting, stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. This advisory vote is commonly referred to as a “say-on-pay vote.”

Proposal 4: To approve, on an advisory basis, the frequency of future say-on-pay votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
20,750,920	2,517,619	1,112,412	167,276	2,691,722

At the Annual Meeting, a majority of the votes cast on Proposal 4, which is commonly referred to as a “say-when-on-pay vote,” were cast in favor of holding future say-on-pay votes annually. In light of the outcome of this advisory vote, the Board of Directors has determined that future say-on-pay votes will be submitted to stockholders annually until the next required say-when-on-pay vote. The Company is required to conduct an advisory vote on the frequency of future advisory votes on executive compensation every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

		By:	/s/ Christopher R. Eng
		Name:	Christopher R. Eng
Dated:	June 7, 2012	Title:	Vice President, General Counsel and Secretary

SUMMIT HOTEL PROPERTIES OP, LP

		By:	Summit Hotel Properties, Inc., its General Partner

		By:	/s/ Christopher R. Eng
		Name:	Christopher R. Eng
Dated:	June 7, 2012	Title:	Vice President, General Counsel and Secretary